Exhibit 10.3

ESCROW AGREEMENT

This Escrow Agreement, dated as of, February 12, 2010 (this “Agreement”), is entered into by and between Perpetual Technologies,  Inc., a Delaware corporation (the “Company”), Interwest Transfer Company, Inc. (the “Escrow Agent”), with its principal offices located at  1981 Murray Holladay Road, Suite 100, Salt Lake City, UT 84117 and LongBoard Capital Advisors (the “Lead Investor”).  The Company is sometimes referred to herein as the Escrowing Party.

WITNESSETH:

WHEREAS, the Company, through Primary Capital, LLC (the “Placement Agent”), proposes to make a private offering pursuant to Regulation S and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Offering” and the “Act,” respectively) of $3,500,000 (the “Minimum Investment”) in secured convertible promissory notes due February 2011 (the “Notes”) on a “best efforts” basis pursuant to a Note Purchase Agreement (the “Purchase Agreement”) among the Company and the investors that will be a party thereto (the “Investors”); and

WHEREAS, the Company and the Investors desire to deposit monies received from Investors pending one or more closings under the Purchase Agreement (the “Escrowed Funds”) with the Interwest Transfer Company, to be held in escrow until joint written instructions are received by the Interwest Transfer Company from the Company and the Placement Agent, from time to time, at which time the Escrow Agent will disburse the Escrowed Funds in accordance with the instructions (each a “Closing”); and

WHEREAS, Escrow Agent is willing to hold the Escrowed Funds in escrow in subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:

1.   Appointment of Interwest Transfer Company.  The Company Agent hereby appoints Interwest Transfer Company as escrow agent in accordance with the terms and conditions set forth herein and the Interwest Transfer Company hereby accepts such appointment.

2.   Delivery of the Escrowed Funds.

2.1           The Company will direct Investors to deliver the Escrowed Funds to the Escrow Agent, addressed to the following account of the Escrow Agent (the “Escrow Account”):

Domestic Wires
Account Name: Interwest Transfer Co, Inc Escrow Agent F/B/O Perpetual
                            Technologies, Inc.
Bank:  First Utah Bank, 3826 South 2300 East
            Salt Lake City Utah 84109
Account No.: 11026069
ABA No: 124302613

International Wires

SWIFT No. : zfnbus55
Beneficiary Bank: Zions Bank
102 South Main Street
Salt Lake City Utah 84101
For Credit to First Utah Bank Account # 086236379
3826 South 2300 East
Salt Lake City Utah 84109
ABA No: 124302613
Account Name: For Further Credit to Interwest Transfer Co, Inc Escrow Agent
                            F/B/O Perpetual Technologies, Inc.
Account No.: 11026069

2.2           (a) All Investors’ checks shall be made payable to “Interwest Transfer Company, Inc.”  and shall be delivered to the Escrow Agent at the address set forth on Exhibit A hereto and shall be accompanied by a written account of subscription in the form attached hereto as Exhibit B (the “Subscription Information”) The Escrow Agent shall, upon receipt of Escrowed Funds deposit  such funds into the Escrow Account.

2.3           Any checks which are received by Interwest Transfer Company that are made payable to a party other than the Interwest Transfer Company shall be returned directly to the Company together with any documents delivered therewith. Simultaneously with each deposit, the Company shall provide the Escrow Agent with the Subscription Information to include the name, address and taxpayer identification number of each Investor. The Escrow Agent is not obligated, and may refuse, to accept checks that are not accompanied by Subscription Information.

2.4           In the event a wire transfer is received by the Escrow Agent and the Escrow Agent has not received Subscription Information, the Escrow Agent shall notify the Company.  If the Escrow Agent does not receive the Subscription Information relating to an Investor prior to close of business on the third business day (days other than a Saturday or Sunday or other day on which the Escrow Agent is not open for business in the State of Utah) after notifying Company of receipt of said wire, the Escrow Agent shall return the funds to the Investor.

3.  Escrow Agent to Hold and Disburse Escrowed Funds.   The Escrow Agent will hold and disburse the Escrowed Funds received by it pursuant to the terms of this Escrow Agreement, as follows:

3.1           Prior to any disbursement of the Escrowed Funds, the Escrow Agent shall allocate $200,000 from the Escrowed Funds and hold such portion in a separate escrow account (the “Interest Account”) to pay the interest due on the Notes. Under the terms of the Notes interest is payable at the rate of ten percent (10%) per annum on the last business day of each fiscal quarter while the Note is outstanding and on the Maturity Date (as defined in the Note). Accordingly on receipt of joint instructions from the Company and the Placement Agent and the Lead Investor, in substantially the form of Exhibit C hereto, the Escrow Agent shall release funds from the Interest Account as directed in such instructions. In addition on the occurrence and during the continuance of any Event of Default (as defined in the Note), the outstanding principal of this Note shall bear interest at the rate of fifteen percent (15%) per annum. Accordingly on receipt of joint instructions from the Company, the Placement Agent and the Lead Investor, in substantially the form of Exhibit D hereto, following an Event of Default the Escrow Agent shall release funds form the Interest Account as directed in such instructions.

3.2           So long as the Minimum Investment is in the Escrow Account, upon receipt of joint instructions from the Company, the Lead Investor and the Placement Agent, in substantially the form of Exhibit E hereto, the Escrow Agent shall release the Escrowed Funds as directed in such instructions.

3.3           In the event that (a) the Escrow Agent does not receive any instructions by a date that is 90 days from the date of this Agreement or (b) the Minimum Investment is not deposited in the Escrow Account prior to February 22, 2010, which ever is earlier (the “Escrow Termination Date”), all Escrowed Funds shall be returned to the parties from which they were received, without interest thereon or deduction (except as set forth in Section  7.3) therefrom.

4.           Exculpation and Indemnification of Escrow Agent

4.1           The Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein.  The Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act.  The Escrow Agent shall be under no liability to the other parties hereto or anyone else, by reason of any failure, on the part of any party hereto or any maker, guarantor, endorser or other signatory of a document or any other person, to perform such person’s obligations under any such document.  Except for amendments to this Escrow Agreement referenced below, and except for written instructions given to the Escrow Agent by the Escrowing Parties relating to the Escrowed funds, the Escrow Agent shall not be obligated to recognize any agreement between or among any of the Escrowing Parties, notwithstanding that references hereto may be made herein and whether or not it has knowledge thereof.

4.2           The  Escrow Agent shall not be liable to the  Company, any Investor or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report, or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons.  The  Escrow Agent shall not be bound by any of the terms thereof, unless evidenced by written notice delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto.

4.3           The  Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, or of the execution, validity, value or genuineness of, any document or property received, held or delivered to it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable to the Company, any Investor, the Placement Agent or to anyone else in any respect on account of the identity, authority or rights, of the person executing or delivering or purporting to execute or deliver any document or property or this Escrow Agreement. The Escrow Agent shall have no responsibility with respect to the use or application of the Escrowed Funds pursuant to the provisions hereof.

4.4           The Escrow Agent shall have the right to assume, in the absence of written notice to the contrary from the proper person or persons, that a fact or an event, by reason of which an action would or might be taken by the Escrow Agent, does not exist or has not occurred, without incurring liability to the  Company, any Investor, the Placement Agent or to anyone else for any action taken or omitted to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

4.5           To the extent that the Escrow Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of the Escrowed Funds, or any payment made hereunder, the Escrow Agent may pay such taxes; and the Escrow Agent may withhold from any payment of the Escrowed Funds such amount as the Escrow Agent estimates to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose.  The Escrow Agent shall be indemnified and held harmless against any liability for taxes and for any penalties in respect of taxes, on such investment income or payments in the manner provided in Section 4.6

4.6           The  Escrow Agent will be indemnified and held harmless by the  Company from and against all expenses, including all counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or proceedings involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Escrow Agreement, the services of the Escrow Agent hereunder, except for claims relating to gross negligence by Escrow Agent or breach of this Escrow Agreement by the Escrow Agent, or the monies or other property held by it hereunder.  Promptly after the receipt of the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof is to be made against an Escrowing Party, notify each of them thereof in writing, but the failure by the Escrow Agent to give such notice shall not relieve any such party from any liability which an Escrowing Party may have to the Escrow Agent hereunder.  Notwithstanding any obligation to make payments and deliveries hereunder, the Escrow Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall, from time to time, in its sole discretion, seem sufficient to indemnify itself for any such loss or expense and for any amounts due it under Section 7.

4.7           In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safe the subscriptions and subscription payments received, until the questions regarding its duties and rights are clarified to its satisfaction or it shall be directed otherwise by a final judgment of a court of competent jurisdiction.

4.8           No provision of this Agreement shall require the Escrow Agent to risk or advance its own funds or otherwise incur any financial liability or potential financial liability in the performance of its duties or the exercise of its rights under this Agreement.

4.9           Notwithstanding any other provision of this Agreement, the Escrow Agent shall not be obligated to perform any obligation hereunder and shall not incur any liability for the nonperformance or breach of any obligation hereunder to the extent that the Escrow Agent is delayed in performing, unable to perform or breaches such obligation because of acts of God, war, terrorism, fire, floods, strikes, electrical outages, equipment or transmission failures, or other causes reasonably beyond its control.

4.10         IN NO EVENT SHALL THE ESCROW AGENT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL LOSSES OR DAMAGES OF ANY KIND WHATSOEVER (INCLUDING BUT NOT LIMITED TO LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.

4.11         For purposes hereof, the term “expense or loss” shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Escrow Agent, and all costs and expenses, including, but not limited to, counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

 4.12        In the event this Agreement, the Escrowed Funds or the Escrow Agent becomes the subject of litigation, or if the Escrow Agent shall desire to do so for any other reason, the Company and the Lead Investor each authorize the Escrow Agent, at its option, to deposit the Escrowed Funds with the clerk of the court in which the litigation is pending, or a court of competent jurisdiction if no litigation is pending, and thereupon the Escrow Agent shall be fully relieved and discharged of any further responsibility with regard thereto. The Company also authorizes the Escrow Agent, if it receives conflicting claims to the Escrow Funds, is threatened with litigation or if the Escrow Agent shall desire to do so for any other reason, to interplead all interested parties in any court of competent jurisdiction and to deposit the Escrowed Funds with the clerk of that court and thereupon the Escrow Agent shall be fully relieved and discharged of any further responsibility hereunder to the parties from which they were received.

5.           Termination of Agreement and Resignation of Escrow Agent

5.1           This Escrow Agreement shall terminate upon disbursement of all of the Escrowed Funds, provided that the rights of the Escrow Agent and the obligations of the  Company under Section 4 shall survive the termination hereof.

5.2           The  Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by giving the Company at least five (5) business days written notice thereof (the “Notice Period”).  As soon as practicable after its resignation, the Escrow Agent shall, if it receives notice from the Company within the Notice Period, turn over to a successor escrow agent appointed by the Company all Escrowed Funds (less such amount as the Escrow Agent is entitled to retain pursuant to Section 7) upon presentation of the document appointing the new escrow agent and its acceptance thereof.  If no new agent is so appointed within the Notice Period, the Escrow Agent shall return the Escrowed Funds to the parties from which they were received without interest or deduction (except as set forth in Section 7.3).

6.           Form of Payments by Escrow Agent

6.1           Any payments of the Escrowed Funds by the Escrow Agent pursuant to the terms of this Escrow Agreement shall be made by wire transfer unless directed to be made by check by the Escrowing Parties.

6.2           All amounts referred to herein are expressed in United States Dollars and all payments by the Escrow Agent shall be made in such dollars.

7.           Compensation.  Escrow Agent shall be entitled to the following compensation from the Company:

7.1           Documentation Fee:  The Company shall pay a documentation fee to the Escrow Agent of $1,500, out of the first Closing.

7.2           Closing Fee:  The Company shall pay a fee of $150 to the Escrow Agent at each Closing.  For purposes of this Section 7.2, a Closing shall mean each time the Escrow Agent receives joint instructions from the Company, the Lead  Investor and the Placement Agent to disburse Escrowed Funds in accordance with the terms of this Agreement.

7.3           Refunding Fee.  The parties agree that if Escrow Agent returns the  Escrowed Funds pursuant to Section 3.3 or 5.2, the Escrow  Agent shall retain $25 for each investor to whom Escrowed Funds are being returned together with all of their out of pocket expenses such as wire fees.

7.4           Interest. The parties hereby agree that Escrow Agent shall retain 100% of the interest earned during the time the Escrowed Funds are held in escrow hereunder.

8.           Notices.   Any notice herein required or permitted to be given shall be in writing and shall be delivered personally, by nationally-recognized overnight courier or by facsimile machine confirmed telecopy to the applicable addresses set forth below (or to such other address as a party may designate by written notice in accordance with the provisions of this Section 8), and shall be deemed given and effective on the earliest of (a) the date of transmission if such notice or communication is delivered by fax prior to 5:30 p.m. (Eastern Time) on a business day, (b) the next business day after the date of transmission if such notice or communication is delivered via fax on a day that is not a business day or later than 5:30 p.m. (Eastern Time) on a business day, (c) the first  business day after the date of mailing if sent by U.S. nationally recognized overnight courier service for next business day delivery, or (d) upon actual receipt by the party to whom such notice is required to be given.  The addresses for such communications shall be as set forth in Exhibit A hereto.

9.           Further Assurances  From time to time on and after the date hereof, the  Company shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Escrow Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

10.           Consent to Service of Process  Each of the parties to this Agreement hereby irrevocably consents to the jurisdiction of the courts of the State of Utah and of any Federal court located in such state in connection with any action, suit or proceedings arising out of or relating to this Escrow Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made in the manner set forth in section 8 above.

11.          Miscellaneous

11.1         This Escrow Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted.  The  terms “hereby,” “hereof,” “hereunder,” and any similar terms, as used in this Escrow Agreement, refer to the Escrow Agreement in its entirety and not only to the particular portion of this Escrow Agreement where the term is used.  The word “person” shall mean any natural person, partnership, corporation, government and any other form of business of legal entity.  All words or terms used in this Escrow Agreement, regardless of the number or gender in which they were used, shall be deemed to include any other number and any other gender as the context may require.  This Escrow Agreement shall not be admissible in evidence to construe the provisions of any prior agreement.

11.2         This Escrow Agreement and the rights and obligations hereunder of the Company may not be assigned.  This Escrow Agreement and the rights and obligations hereunder of the Escrow Agent may be assigned by the Escrow Agent.  This Escrow Agreement shall be binding upon and inure to the benefit of each party’s respective successors, heirs and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Escrow Agreement. This Escrow Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Escrow Agent and all Escrowing Parties. This Escrow Agreement is intended to be for the sole benefit of the parties hereto and their respective successors, heirs and permitted assigns, and none of the provisions of this Escrow Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.

11.3         This Escrow Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Utah. The representations and warranties contained in this Escrow Agreement shall survive the execution and delivery hereof and any investigations made by any party.  The headings in this Escrow Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms thereof.

12.          Execution of Counterparts     This Escrow Agreement may be executed in a number of counterparts, by facsimile, each of which shall be deemed to be an original as of those whose signature appears thereon, and all of which shall together constitute one and the same instrument.  This Escrow Agreement shall become binding when one or more of the counterparts hereof, individually or taken together, are signed by all the parties.

IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement on the day and year first above written.

ESCROW AGENT:

INTERWEST TRANSFER COMPANY, INC.

By:	/s/ Kurtis Hughes
Kurtis Hughes, Vice-President

PERPETUAL TECHNOLOGIES, INC

By:	/s/ Jie Li
Mr. Jie Li, Director

LONG BOARD CAPITAL ADVISORS

By:	/s/ Brett Conrad
Brett Conrad

EXHIBIT A

PARTIES TO AGREEMENT

Perpetual Technologies, Inc.
Attention: Mr. Jie Li
Address: Shishan Industrial Park, Shishan District
                NanHai City, Guangdong
                People’s Republic of China

Mr. Jie Li

Interwest Transfer Company, Inc.
1981 Murray Holladay Road, Suite 100
Salt Lake City, UT 84117
Tele: (801) 272-9294

Kurtis Hughes, Vice-President

Longboard Capital Advisors

Brett Conrad - President

EXHIBIT B

SUBCRIPTION INFORMATION

Name of Subscriber

Address of Subscriber

Amount of Securities
Subscribed

US Dollar Amount
Submitted

Taxpayer ID Number/
Social Security Number

EXHIBIT C

INTEREST RELEASE REQUEST

Pursuant to that certain Escrow Agreement, dated as of February 11, 2010, by and between Perpetual Technologies, Inc., a Delaware corporation (the “Company”), Interwest Transfer Company, Inc. (the “Escrow Agent”), LongBoard Capital Advisors  (the “Lead Investor”) and Primary Capital, LLC (the “Placement Agent”), the Escrow Agent shall allocate $200,000 from the Escrowed Funds and hold such portion in a separate escrow account (the “Interest Account”) to pay the interest due on the Notes. Under the terms of the Notes interest is payable at the rate of ten percent (10%) per annum on the last business day of each fiscal quarter while the Note is outstanding and on the Maturity Date (as defined in the Note). The Company, the Lead Investor and the Placement Agent hereby request releasing funds from the Interest Account in the amount and manner described below from [Bank Name and account number], styled Interwest Transfer Company, Inc. escrow account.

Please disburse to:

Amount to disburse:

Form of distribution:

Payee:
Name:
Address:
City/State:
Zip:

Bank:

Statement of event or condition which calls for this request for disbursement:

Disbursement approved by:

Perpetual Technologies, Inc.

Jie Li	Date

Primary Capital, LLC

John Tammaro	Date

Longboard Capital Advisors

Brett Conrad	Date

EXHIBIT D

EVENT OF DEFAULT RELEASE REQUEST

Pursuant to that certain Escrow Agreement, dated as of February 11, 2010, by and between Perpetual Technologies, Inc., a Delaware corporation (the “Company”), Interwest Transfer Company, Inc. (the “Escrow Agent”), LongBoard Capital Advisors  (the “Lead Investor”) and Primary Capital, LLC (the “Placement Agent”), the Escrow Agent shall allocate $200,000 from the Escrowed Funds and hold such portion in a separate escrow account (the “Interest Account”) to pay the interest due on the Notes. In addition on the occurrence and during the continuance of any Event of Default (as defined as defined in the Note), the outstanding principal of this Note shall bear interest at the rate of eighteen percent (18%) per annum. The Company, the Lead Investor and the Placement Agent hereby requests releasing funds form the Interest Account in the amount and manner described below from [Bank Name and account number], styled Interwest Transfer Company, Inc. escrow account.

Please disburse to:

Amount to disburse:

Form of distribution:

Payee:
Name:
Address:
City/State:
Zip:

Bank:

Statement of event or condition which calls for this request for disbursement:

Disbursement approved by:

Perpetual Technologies, Inc.

Jie Li	Date

Primary Capital, LLC

John Tammaro	Date

Longboard Capital Advisors

Brett Conrad	Date

EXHIBIT E

DISBURSEMENT REQUEST

Pursuant to that certain Escrow Agreement, dated as of February 11, 2010, by and between Perpetual Technologies, Inc., a Delaware corporation (the “Company”), Interwest Transfer Company, Inc. (the “Escrow Agent”), LongBoard Capital Advisors  (the “Lead Investor”) and Primary Capital, LLC (the “Placement Agent”), the Company, the Lead Investor and Primary Capital LLC hereby requests disbursement of funds in the amount and manner described below from [Bank Name and account number], styled Interwest Transfer Company, Inc. escrow account.

Please disburse to:

Amount to disburse:

Form of distribution:

Payee:
Name:
Address:
City/State:
Zip:

Bank:

Statement of event or condition which calls for this request for disbursement:

Disbursement approved by:

Perpetual Technologies, Inc.

Jie Li	Date

Primary Capital, LLC

John Tammaro	Date

Longboard Capital Advisors

Brett Conrad	Date